UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

VCG Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-32208	84-1157022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540 Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

VCG Holding Corp., a Colorado corporation (the “Company”), is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed earlier today (the “Original Form 8-K”) in order to provide the disclosure required by Item 2.02 — Results of Operations and Financial Condition with respect to the press release attached to the Original Form 8-K. The Item 2.02 disclosure was inadvertently omitted from the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On March 27, 2009, the Company issued a press release with respect to its earnings for the fourth quarter and fiscal year ended December 31, 2008, a copy of which is attached as Exhibit 99.1.

The information set forth herein, including Exhibit 99.1, is furnished pursuant to Item 2.02 — Results of Operations and Financial Condition and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 27, 2009*

*	Incorporated by reference to Exhibit 99.1 of the Form 8-K filed by the Company on March 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: March 27, 2009	By:	/s/ Courtney Cowgill
Courtney Cowgill
Chief Financial Officer